SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) September 27, 2004


                         HARBOR FLORIDA BANCSHARES, INC.
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             (Exact name of registrant as specified in its charter)


       Delaware                        000-22817               65-0813766
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(State or other jurisdiction          (Commission             (IRS Employer
  of incorporation)                   File Number)          Identification No.)


                   100 S. Second Street, Fort Pierce, FL 34950
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              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code (772) 461-2414





          (Former name or former address, if changed since last report)

Item 8.01         Other Events

     On September 27, 2004, Harbor Florida Bancshares, Inc. ("Bancshares") announced that while they were affected by Hurricane Jeanne in most of their markets and one of their branches sustained significant damage, they were able to open half of its branches today, some with limited service. A copy of the press release dated September 27, 2004 is attached as Exhibit 99.


                                                              SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:        September 27, 2004        HARBOR FLORIDA BANCSHARES,
                                           INC., Registrant


                                        By: _________/s/________________
                                            Name:  H. Michael Callahan
                                            Title:  Senior Vice President and
                                            Chief Financial Officer



Exhibit No.                Description

99                         Press release dated September 27, 2004